UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2015

China Commercial Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No 890, Yongkang Road, Wujiang District

Suzhou, Jiangsu Province

People’s Republic of China 210005

 (Address of Principal Executive Offices)

 (86-0512) 6396-0022

(Issuer’s telephone number)

No. 1688, Yunli Road,

Tongli, Wujiang,

Jiangsu Province, China

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The 2015 annual meeting of stockholders (the “Meeting”) of China Commercial Credit, Inc. (the “Company”) was scheduled to be held at No. 1688, Yunli Road, Tongli, Wujiang, Jiangsu Province, China, at 9:30 a.m. EST on Tuesday, December 29, 2015. Due to the relocation of the Company’s principal executive offices, the location of the Meeting has been changed and will be held be at No. 890, Yongkang Road, Wujiang District, Suzhou 210005 Jiangsu Province, China, at 9:30 a.m. EST on Tuesday, December 29, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA COMMERCIAL CREDIT, INC.

Date: December 28, 2015	By:	/s/ Long Yi
	Name:	Long Yi
	Title:	Chief Financial Officer

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